UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 6, 2005
(Date of earliest event reported)

SBC COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-8610	43-1301883
(Commission File Number)	(IRS Employer Identification No.)

175 E. Houston, San Antonio, Texas	78205
(Address of Principal Executive Offices)	(Zip Code)

(210) 821-4105
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On June 6, 2005, SBC Hedging Management L.L.C., a subsidiary of SBC Communications Inc. (the “Registrant”), completed its sale of 10,000,000 shares of the Registrant’s common stock, par value $1.00 per share (the “Shares”), pursuant to an Underwriting Agreement dated June 1, 2005 (the “Underwriting Agreement”), among the Registrant, SBC Hedging Management L.L.C. and Deutsche Bank Securities Inc., as Underwriter. The Shares have been registered under the Securities Act of 1933 (the “Act”) pursuant to two Registration Statements on Form S-3 (Nos. 333-105774 and 333-118476) previously filed with the Securities and Exchange Commission (the “Commission”) under the Act. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference. The Registrant is filing this Current Report on Form 8-K so as to file with the Commission the Underwriting Agreement, which is a document to be incorporated by reference as an exhibit to its Registration Statements.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 1, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBC COMMUNICATIONS INC.
Date: June 6, 2005	By:	/s/ Jonathan P. Klug
Jonathan P. Klug
Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 1, 2005.